                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize Invesco Ltd., as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: March 7, 2008                   Invesco Ltd.


                                       By: /s/ Lisa Brinkley
                                           -------------------------------------
                                       Name: Lisa Brinkley
                                       Title: Global Compliance Director


                                       AIM Advisors, Inc.


                                       By: /s/ Todd L. Spillane
                                           -------------------------------------
                                       Name: Todd L. Spillane
                                       Title: Chief Compliance Officer


                                       AIM Capital Management, Inc.


                                       By: /s/ Todd L. Spillane
                                           -------------------------------------
                                       Name:  Todd L. Spillane
                                       Title: Chief Compliance Officer


                                       AIM Funds Management, Inc.


                                       By: /s/ Wayne Bolton
                                           -------------------------------------
                                       Name: Wayne Bolton
                                       Title: Vice President, Compliance &
                                              Chief Compliance Officer


                                       AIM Private Asset Management, Inc.


                                       By: /s/ Todd L. Spillane
                                           -------------------------------------
                                       Name: Todd L. Spillane
                                       Title: Chief Compliance Officer


                                       Invesco National Trust Company


                                       By: /s/ Kevin Lyman
                                           -------------------------------------
                                       Name: Kevin Lyman
                                       Title: General Counsel- Institutional
                                              Division


                                       Atlantic Trust Company, N.A.


                                       By: /s/ Wayne Dewitt
                                           -------------------------------------
                                       Name: Wayne DeWitt
                                       Title: General Counsel


                                       Invesco Hong Kong Limited


                                       By: /s/ Asha Balachandra
                                           -------------------------------------
                                       Name: Asha Balachandra
                                       Title: Reg. Head of Legal AP

                                       Invesco Asset Management Deutschland GmbH


                                       By: /s/ Stephanie Ehrenfried
                                           -------------------------------------
                                       Name: Stephanie Ehrenfried
                                       Title: Head of Legal CE


                                       Invesco Asset Management Limited


                                       By: /s/ Nick Styman
                                           -------------------------------------
                                       Name: Nick Styman
                                       Title: Director of European Compliance


                                       Invesco Asset Management S.A.


                                       By: /s/ Patrick Riviere
                                           -------------------------------------
                                       Name: Patrick Riviere
                                       Title: Chief Regional Officer


                                       Invesco Asset Management Oesterreich GmbH


                                       By: /s/ Thomas Kraus
                                           -------------------------------------
                                       Name: Thomas Kraus
                                       Title: Head of Sales


                                       Invesco Global Asset Management (N.A.),
                                       Inc.


                                       By: /s/ Jeffrey Kupor
                                           -------------------------------------
                                       Name: Jeffrey Kupor
                                       Title: Head of Legal WW Institutional


                                       Invesco GT Management Company S.A.


                                       By: /s/ Nick Styman
                                           -------------------------------------
                                       Name: Nick Styman
                                       Title: Director of European Compliance


                                       Invesco Institutional (N.A.), Inc.

                                       By: /s/ Jeffrey Kupor
                                           -------------------------------------
                                       Name: Jeffrey Kupor
                                       Title: Head of Legal WW Institutional


                                       Invesco Management S.A.


                                       By: /s/ Alain Gerbaldi
                                           -------------------------------------
                                       Name: Alain Gerbaldi
                                       Title: Head of Performance Measurement &
                                              Risk Analysis


                                       Invesco Maximum Income Management S.A.

                                       By: /s/ Alain Gerbaldi
                                           -------------------------------------
                                       Name: Alain Gerbaldi
                                       Title: Head of Performance Measurement &
                                              Risk Analysis


                                       Invesco Private Capital, Inc.


                                       By: /s/ Jeffrey Kupor
                                           -------------------------------------
                                       Name: Jeffrey Kupor
                                       Title: Head of Legal WW Institutional

                                       Invesco Senior Secured Management, Inc.


                                       By: /s/ Jeffrey Kupor
                                           -------------------------------------
                                       Name: Jeffrey Kupor
                                       Title: Head of Legal WW Institutional


                                       Invesco Taiwan Limited


                                       By: /s/ Asha Balachandra
                                           -------------------------------------
                                       Name: Asha Balachandra
                                       Title: Reg. Head of Legal, AP


                                       Invesco Asset Management (Japan) Limited


                                       By: /s/ Asha Balachandra
                                           -------------------------------------
                                       Name: Asha Balachandra
                                       Title: Reg. Head of Legal, AP


                                       Invesco Asset Management Ireland Limited


                                       By: /s/ Alain Gerbaldi
                                           -------------------------------------
                                       Name: Alain Gerbaldi
                                       Title: Head of Performance Measurement &
                                              Risk Analysis


                                       Invesco Kapitalanlagegesellschaft mbH


                                       By: /s/ Stephanie Ehrenfried
                                           -------------------------------------
                                       Name: Stephanie Ehrenfried
                                       Title: Head of Legal CE


                                       PowerShares Capital Management LLC


                                       By: /s/ Kevin Gustafson
                                           -------------------------------------
                                       Name: Kevin Gustafson
                                       Title: General Counsel, COO & CCO


                                       Stein Roe Investment Counsel, Inc.


                                       By: /s/ Greg Campbell
                                           -------------------------------------
                                       Name:  Greg Campbell